UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2014

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.  Regulation FD Disclosure.

On October 31, 2014, Omega Healthcare Investors, Inc. (“Omega”) and Aviv REIT, Inc. (“Aviv”) announced that they had entered into a definitive merger agreement, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Aviv would be merged with and into wholly-owned subsidiary of Omega (the “Merger”).  We have attached the following documents relating to the announcement:

●	Joint press release announcing the Merger issued by Omega and Aviv on October 31, 2014.

●	Joint investor presentation dated October 31, 2014 relating to the Merger.

The information required by Item 1.01, including a copy of the definitive merger agreement, will be filed in a separate Current Report on Form 8-K.

The information in Item 7.01, Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding Omega’s, Aviv’s or their respective operators’ or borrowers’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, merger integration, growth opportunities, dispositions, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,”, “will” and other similar expressions or the negative form of the same are forward-looking statements.  Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the companies’ expectations.  Neither Omega nor Aviv undertakes a duty to update such forward-looking statements, which speak only as of the date on which they are made.

Omega’s and Aviv’s actual future results and trends may differ materially depending on a variety of factors discussed in their filings with the Securities and Exchange Commission (“SEC”).  These factors include without limitation: (a) the ability and willingness of each company’s operators, borrowers and other third parties to meet and/or perform their obligations under their respective contractual arrangements with the company, including, in some cases, their obligations to indemnify, defend and hold harmless the company from and against various claims, litigation and liabilities; (b) the ability of each company’s operators and borrowers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) each company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types; (d) the nature and extent of future competition; (e) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (f) increases in each company’s cost of borrowing as a result of changes in interest rates and other factors; (g) the ability of each company’s operators to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (h) changes in general economic conditions and/or economic conditions in the markets in which each company may, from time to time, compete and the effect of those changes on the company’s revenues and its ability to access the capital markets or other sources of funds; (i) each company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; (j) each company’s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (k) the ability and willingness of each company’s operators to renew their leases with the company upon expiration of the leases and each company’s ability to reposition its properties on the same or better terms in the event such leases expire and are not renewed by the operators or in the event the company exercises its right to replace an existing operator upon default; (l) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators and each company’s earnings; (m) each company’s ability and the ability of its operators and borrowers to obtain and maintain adequate liability and other insurance from reputable and financially stable providers; (n) the impact of increased operating costs and uninsured professional liability claims on the liquidity, financial condition and results of operations on each company’s operators and borrowers, and the ability of those operators and borrowers to accurately estimate the magnitude of those claims; (o) the impact of market or issuer events on the liquidity or value of each company’s investments in marketable securities; (p) uncertainties relating to the business operations of the operators of each company’s properties, including those relating to reimbursement by third-party payors, regulatory matters and occupancy levels; (q) regulatory and other changes in the healthcare sector; (r) changes in the financial position of each company’s operators; (s) the ability of operators in bankruptcy to reject unexpired lease obligations, modify the terms of each company’s mortgages, and impede the ability of the company to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations; (t) changes in Omega’s credit ratings and the ratings of its debt securities; (u) competition in the financing of healthcare facilities; and (v) the impact of any financial, accounting, legal or regulatory issues or litigation that may affect either company or its major operators or borrowers.  Many of these factors are beyond the control of the companies and their management.

Additional Information about the Proposed Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval.  In connection with the proposed transaction, Omega and Aviv expect to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will contain a joint proxy statement/prospectus and other documents with respect to Omega’s proposed acquisition of Aviv.  Investors are urged to read the joint proxy statement/prospectus (including all amendments and supplements thereto) and other relevant documents filed with the SEC if and when they become available because they will contain important information about the proposed transaction.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Omega and Aviv with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  Copies of the documents filed by Omega with the SEC will also be available free of charge on Omega’s website at www.omegahealthcare.com and copies of the documents filed by Aviv with the SEC are available free of charge on Aviv’s website at www.avivreit.com.

Participants in Solicitation Relating to the Merger

Omega, Aviv and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Omega’s and Aviv’s shareholders in respect of the proposed transaction.  Information regarding Omega’s directors and executive officers can be found in Omega’s definitive proxy statement filed with the SEC on April 29, 2014.  Information regarding Aviv’s directors and executive officers can be found in Aviv’s definitive proxy statement filed with the SEC on April 15, 2014.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available.  These documents are available free of charge on the SEC’s website and from Omega and Aviv, as applicable, using the sources indicated above.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Joint Press release issued by Omega and Aviv dated October 31, 2014.

99.2	Joint investor presentation dated October 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: October 31, 2014	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

Exhibit Index
Exhibit No.	Description of Exhibit

99.1	Joint Press release issued by Omega and Aviv dated October 31, 2014.

99.2	Investor presentation dated October 31, 2014.